Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AND STATEMENT OF OPERATIONS

The following unaudited pro forma condensed consolidated financial statements were derived by applying pro forma adjustments to GLDD Acquisitions Corp’s consolidated financial statements included in Amendment No. 2 to the Registration Statement on Form S-4 filed by Aldabra Acquisition Corporation (“Aldabra”) filed on November 9, 2006 (the “registration statement”).  The unaudited pro forma condensed consolidated balance sheet presents the consolidated historical balance sheet of GLDD Acquisitions Corp. (“Great Lakes”) at September 30, 2006 giving effect to the merger of Aldabra and Great Lakes (the “Great Lakes merger” as if it occurred on September 30, 2006.  The unaudited pro forma condensed consolidated statements of operations give effect to the Great Lakes merger as if it had occurred at the beginning of each of the earliest period presented (January 1, 2005).

The unaudited pro forma condensed consolidated financial statements have been prepared using the stock price of $5.803 which was based on the average closing price for ten trading days ending three days prior to consummation of the merger.  The Great Lakes merger was approved by all of the holders of Aldabra common stock. No stockholders elected to convert their shares into an amount of cash equal to the pro rata portion of the trust account.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 and statements of operations for the periods presented are for informational purposes only and should be read in conjunction with the historical financial statements of Great Lakes and Aldabra and the related notes thereto. The unaudited pro forma information is not necessarily indicative of the financial position or results of operation that may have actually occurred had the Great Lakes merger taken place on the dates noted, or the future financial position or operating results of the combined company.

The unaudited pro forma condensed consolidated financial statements were prepared treating the Great Lakes merger as a recapitalization of Great Lakes.  Because Aldabra is not an operating company the Great Lakes merger is treated as the issuance of shares of Great Lakes for the net tangible assets (consisting principally of cash) of Aldabra and no goodwill will be recorded in connection with the Great Lakes merger. Because Aldabra is not an operating company and the Great Lakes merger is not treated as a business combination, Aldabra's financial statements are not separately presented in these pro forma statements.  Aldabra's financial statements are included in the registration statement and should be read in conjunction with these pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	As of September 30, 2006
	Great Lakes	Adjustments		Pro Forma
	(dollars in thousands)
ASSETS
Cash and equivalents	$2,007	50,015	(a)
		(50,000	)(b)	1,272
		(750	)(c)
Accounts receivable, net	73,124			73,124
Contract receivables in excess of billings	18,269			18,269
Inventories	21,939			21,939
Other current assets	28,637	(250	)(d)	28,387

Total current assets	143,976	(985)		142,991

Property and equipment, net	244,727			244,727
Goodwill	98,747			98,747
Inventories	11,418			11,418
Investment in joint venture	9,230			9,230
Other assets	13,282	(813	)(d)	12,469

Total assets	$521,380	$(1,798)		$519,582

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Accounts payable	$50,574			$50,574
Accrued expenses and other	44,315	(419	)(d)	43,896

Current maturities of long-term debt	1,950	—		1,950

Total current liabilities	96,839	(419)		96,420

Long-term debt	249,888	(50,000	)(b)	199,888
Deferred income taxes	87,079			87,079
Other	7,506	—		7,506
Total liabilities	441,312	(50,419)		390,893

Redeemable Preferred Stock	108,126	(108,126	)(e)	—
Minority interests	2,010			2,010
Stockholders’ equity (deficit)	(30,068)	156,747	(f)	126,679

Total liabilities and stockholders’ equity (deficit)	$521,380	$(1,798)		519,582

Unaudited Pro Forma Condensed Consolidated Statements of Income

	Year Ended December 31, 2005
	Great Lakes	Adjustments		Pro Forma
	(dollars in thousands)
Contract revenues	$423,399	$—		$423,399
Costs of contract revenues	372,046	—		372,046
Gross profit	51,353	—		51,353
General and administrative expenses	38,691	—		38,691
Operating income	12,662	—		12,662
Interest expense, net	(23,055)	4,033	(g)	(19,022)
Equity in earnings of joint venture	2,328	—		2,328
Minority interests	(251)	—		(251)
Income before income taxes	(8,316)	4,033		(4,283)
Income tax benefit (expense)	1,364	(1,590	)(h)	(226)
Net income (loss)	$(6,952)	$2,443		$(4,509)

Redeemable preferred stock dividends	(7,693)	7,693		—
Net income (loss) available to common stockholders	$(14,645)	$10,136		$(4,509)

BASIC AND DILUTED
Earnings per share from continuing operations	$(14.64)			$(0.12)

Basic and diluted weighted average shares (i)	1,000			38,775

	Nine months ended September 30, 2005
	Great Lakes	Adjustments		Pro Forma
	(dollars in thousands)
Contract revenues	$313,039	$—		$313,039
Costs of contract revenues	278,005			278,005
Gross profit	35,034	—		35,034
General and administrative expenses	29,800	—		29,800
Operating income	5,234	—		5,234
Interest expense, net	(17,305)	2,795	(g)	(14,510)
Equity in earnings of joint venture	1,674	—		1,674
Minority interests	(184)	—		(184)
Income before income taxes	(10,581)	2,795		(7,786)
Income tax benefit (expense)	1,678	(1,102	)(h)	576
Net income (loss)	$(8,903)	$1,693		$(7,210)

Redeemable preferred stock dividends	(5,717)	5,717		—
Net income (loss) available to common stockholders	$(14,620)	$7,410		$(7,210)

BASIC AND DILUTED
Earnings per share from continuing operations	$(14.62)			$(0.19)

Basic and diluted weighted average shares (i)	1,000			38,367

Unaudited Pro Forma Condensed Consolidated Statements of Income

	Nine months ended September 30, 2006
	Great Lakes	Adjustments		Pro Forma
	(dollars in thousands)
Contract revenues	$304,185	$—		$304,185
Costs of contract revenues	265,532			265,532
Gross profit	38,653	—		38,653
General and administrative expenses	21,536	—		21,536
Operating income	17,117	—		17,117
Interest expense, net	(17,340)	3,300	(g)	(14,040)
Equity in earnings of joint venture	1,275	—		1,275
Minority interests	(160)	—		(160)
Income before income taxes	892	3,300		4,192
Income tax benefit (expense)	(418)	(1,301	)(h)	(1,719)
Net income	$474	$1,999		$2,473

Redeemable preferred stock dividends	(6,176)	6,176		—
Net income (loss) available to common stockholders	$(5,702)	$8,175		$2,473

BASIC
Earnings per share from continuing operations	$(5.71)			$0.06

Basic weighted average shares (i)	999			39,986

DILUTED
Earnings per share from continuing operations	$(5.71)			$0.06

Diluted weighted average shares (i)	999			42,532

Notes to Unaudited Pro Forma Condensed Consolidated
Balance Sheet and Statements of Operations
(dollars in thousands)

Significant Assumptions and Adjustments

(a)           Reflects the following adjustments to Aldabra cash:

Aldabra cash at September 30, 2006	$52,025
Aldabra liabilities as of September 30, 2006	(787)
Less: Aldabra transaction costs	(1223)
$50,015

(b)           Reflects pay down of existing term debt under Great Lakes’ senior credit facility.

(c)           Reflects payment of Great Lakes’ transaction costs.

(d)                                 To record the write off of deferred financing costs of $1,063 ($644 net of tax) associated with the debt repaid upon completion of the mergers.

(e)                                  In connection with the Great Lakes merger, all of the Great Lakes’ outstanding redeemable preferred stock and common stock will be converted into common stock of Aldabra.

(f)                                    The following will be recorded to Stockholders’ Equity as a result of the Great Lakes merger:

Cash to Great Lakes from Aldabra (a)	$50,015
Conversion of Great Lakes redeemable preferred stock (e)	108,126
Great Lakes transactions fees (c)	(750)
Write off of deferred financing costs related to debt repaid (d)	(1,063)
Tax benefit related to writing off deferred financing costs related to debt repaid (d)	419
Pro forma equity at September 30, 2006	$156,747

(g)                                 Reflects the reduction in interest expense from the repayment of $50,000 of term debt under Great Lakes’ senior credit facility.

	Year ended December 31, 2005	Nine months ended September 30, 2005	Nine months ended September 30, 2006
Elimination of interest expense related to debt repaid	$(3,783)	$(2,607)	$(3,112)
Reduction in amortization of deferred financing costs	(250)	(188)	(188)
	$(4,033)	$(2,795)	$(3,300)

Average interest rate on the Senior Term Bank Debt was 7.9%, 7.5% and 8.5% 12/31/05, 9/30/05 and 9/30/06, respectively.

(h)                                 To reflect the tax effect of the pro forma interest adjustment, using a combines federal, state and foreign statutory tax rate of 39.4%.

Notes to Unaudited Pro Forma Condensed Consolidated
Balance Sheet and Statements of Operations
(dollars in thousands)

(i)                                     At the closing of the Great Lakes merger, Aldabra will issue common stock, par value of $.0001 per share, to the stockholders of GLDD Acquisitions Corp. and GLDD will recapitalize its $10 million of share capital.  At closing, the value is assumed to be $160 million, which is subject to adjustments for actual working capital and debt at closing.  The number of shares issued will be based upon the average closing price of Aldabra common stock for the ten trading days ending on the third trading day prior to the consummation of the Great Lakes merger.  The number of Aldabra shares issued in connection with the transaction will be the greater of $160 million plus $7 million for the estimated net working capital and indebtedness adjustment.  This number is subject to change when final working capital and debt adjustments are known.  The pro forma number of shares was calculated using the ten day average closing price ending on December 20, 2006.  Aldabra's weighted average number of shares outstanding is based upon its SEC filings for the corresponding period.

Deemed value of Great Lakes	$167,043,384
Ten day closing price of Aldabra common stock ending on December 20, 2006	÷	5.803

		28,785,678	shares

Year ended
December 31,2005
Aldabra common stock issued to Great Lakes stockholders	28,786
Aldabra weighted average number of shares outstanding	9,989
Total weighted average number of shares	38,775

Nine months ended
September 30, 2005
Aldabra common stock issued to Great Lakes stockholders	28,786
Aldabra weighted average number of shares outstanding	9,581
Total weighted average number of shares	38,367

Nine months ended
September 30, 2006
Aldabra common stock issued to Great Lakes stockholders	28,786
Aldabra weighted average number of shares outstanding	11,200
Total weighted average number of shares	39,986
Dilutive effect of warrants upon exercise	2,546
Diluted weighted average number of shares	42,532